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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 8, 2003

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                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

            DELAWARE                       001-31465            35-2164875
  (State or other jurisdiction          (Commission File     (I.R.S. Employer
of incorporation or organization)            Number)        Identification No.)

       601 JEFFERSON, SUITE 3600
             HOUSTON, TEXAS                                       77002
(Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (713) 751-7507

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.             Description

99.1                    Press release issued May 8, 2003

ITEMS 9 AND 12.         REGULATION FD DISCLOSURE; RESULTS OF OPERATIONS AND
                        FINANCIAL CONDITION

         Natural Resource Partners L.P. (the "Partnership") issued a press release today reporting its first quarter results and providing certain operating and financial estimates for the remainder of 2003. The Partnership is furnishing the press release as Exhibit 99.1 to this Form 8-K.

         In accordance with General Instruction B.2 of the Form 8-K and Securities and Exchange Commission Release No. 33-8176, the Partnership is furnishing this information, including the press release, under Items 9 and 12 of Form 8-K. Therefore, the information is not deemed "filed" under Section 18 of the Securities and Exchange Act of 1934, as amended, nor is it deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NATURAL RESOURCE PARTNERS L.P.
                                          (Registrant)

                                          By:  NRP (GP) LP
                                               its General Partner

                                          By:  GP Natural Resource Partners LLC
                                               its General Partner

                                               /s/ Charles H. Kerr
                                               --------------------------------
                                               Charles H. Kerr
                                               Secretary

Dated: May 8, 2003

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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
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  99.1                     Press release issued May 8, 2003